SUPPLEMENT DATED JUNE 23, 2005 TO

PROSPECTUSES DATED MAY 1, 2005

WRL FREEDOM ELITE BUILDER

WRL FREEDOM ELITE BUILDER II

WRL FREEDOM ELITE

WRL FREEDOM WEALTH PROTECTOR

WRL FREEDOM EQUITY PROTECTOR

WRL FINANCIAL FREEDOM BUILDER

WRL XCELERATOR

The following replaces the fifth paragraph under the section "Special Compensation Paid to Affiliated Wholesaling and Selling Firms" under “Additional Information – Sale of the Policies”:

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

AG01240